EXHIBIT 10.3
             CONSULTANCY AGREEMENT - DAN RAINE, DATED JULY 15, 2009

CONSULTANCY AGREEMENT





30DC, INC.


and


DAN RAINE


















Level 14
Australia Square
264-278 George Street
SYDNEY  NSW  2000
DX 129 SYDNEY
ABN 37 246 549 189
Tel:     (02) 9334 8555
Fax:     1300 369 656
WWW.HWLEBSWORTH.COM.AU

                                TABLE OF CONTENTS



1.       DEFINITIONS AND INTERPRETATION.......................................1

         1.1      DEFINITIONS.................................................1
         1.2      INTERPRETATION..............................................3

2.       ENGAGEMENT AND PLACE OF WORK.........................................4

         2.1      ENGAGEMENT..................................................4
         2.2      PRINCIPAL PLACE OF WORK.....................................4

3.       COMMENCEMENT.........................................................4

4.       REMUNERATION AND REVIEW..............................................4

         4.1      REMUNERATION................................................4
         4.2      TAX.........................................................5
         4.3      PERFORMANCE BONUS...........................................5
         4.4      REVIEW......................................................5

5.       EXPENSES AND OTHER ENTITLEMENTS......................................5

         5.1      REIMBURSEMENT OF EXPENSES...................................5
         5.2      OTHER ENTITLEMENTS..........................................6
         5.3      ENTITLEMENT OF THE CONSULTANT ON THE OCCURRENCE
                  OF A TAKEOVER EVENT OR TRADE SALE...........................6

6.       PERFORMANCE OF SERVICES..............................................6

7.       POLICIES AND PROCEDURES..............................................7

8.       INTELLECTUAL PROPERTY................................................8

9.       CONFIDENTIALITY......................................................8

10.      CONFLICT OF INTEREST.................................................9

11.      TERMINATION..........................................................9

         11.1     RESTRICTION ON TERMINATION..................................9
         11.2     BY THE COMPANY WITHOUT NOTICE...............................9
         11.3     BY THE COMPANY WITH NOTICE.................................10
         11.4     BY THE CONSULTANT WITH NOTICE..............................10
         11.5     CONSEQUENCES OF TERMINATION................................10
         11.6     BOARD REACTION TO TERMINATION..............................10
         11.7     RETURN OF COMPANY PROPERTY.................................11

12.      REAPPOINTMENT.......................................................11

         12.1     REAPPOINTMENT..............................................11
         12.2     FURTHER AGREEMENT..........................................11

13.      GRIEVANCE AND DISPUTE RESOLUTION PROCEDURE..........................11

         13.1     DISPUTE....................................................11
         13.2     NOTICE OF DISPUTE..........................................11
         13.3     DISPUTE RESOLUTION.........................................12

14.      NOTICES.............................................................12

15.      GENERAL PROVISIONS..................................................13

         15.1     GOVERNING LAW..............................................13
         15.2     ENTIRE AGREEMENT...........................................13
         15.3     NO PARTNERSHIP OR EMPLOYMENT...............................13
         15.4     COSTS AND DUTY.............................................13
         15.5     NO RELIANCE................................................14
         15.6     NO WAIVER..................................................14
         15.7     SEVERABILITY...............................................14
         15.8     BINDING NATURE.............................................14
         15.9     NO VARIATION...............................................14
         15.10    NO ASSIGNMENT..............................................14
         15.11    COUNTERPARTS...............................................14
         15.12    EXTENT THAT THE LAW PERMITS................................14
         15.13    SPECIFIC PERFORMANCE.......................................14
         15.14    CUMULATIVE RIGHTS..........................................14

SCHEDULE.................................................................... 15

CONSULTANCY AGREEMENT


DATE
--------------------------

PARTIES
--------------------------

                              30DC, INC. of 69 Ardmillan Road, Moonee Ponds, Victoria, Australia


                                                                       (COMPANY)

                              DAN RAINE of 7 Norman Road, Runcorn, Cheshire, WA7 SPE, United Kingdom


                                                                    (CONSULTANT)


BACKGROUND
--------------------------

               A. The Company proposes to acquire the Immediate Edge Business from the Consultant in accordance with the terms and conditions of the Immediate Edge Business and Assets Acquisition Agreement.

               B. The Company wishes to engage the Consultant to provide his skill and knowledge for the benefit of the Company in connection with the Immediate Edge Business and the 30DC Group.

                              The Consultant accepts the Engagement and agrees to make the Services available to the Company on the terms and conditions set out in this Agreement.
--------------------------------------------------------------------------------

AGREEMENT

1.       DEFINITIONS AND INTERPRETATION
--------------------------------------------------------------------------------

1.1      DEFINITIONS

         In this Agreement, unless the context otherwise requires:

         30 DAY CHALLENGE BUSINESS means the internet marketing business and educational program owned and operated by the Company;

         30DC GROUP means the businesses and entities operating within the Company and includes the 30 Day Challenge Business, the Immediate Edge Business and the Facebook Applications Business;

         AGREEMENT means this agreement, the Schedules and Annexures attached to this agreement and any document or documents supplemental to this agreement;

CONSULTANCY AGREEMENT                                               HWL EBSWORTH
--------------------------------------------------------------------------------


         BOARD means the board of directors of the Company, and includes any committee of the Board duly appointed by it;

         BUSINESS DAY means a day which is not a Saturday, Sunday or public holiday in England;

         CHAIRMAN means the person appointed as Chairman of the Board of the Company from time to time;

         COMMENCEMENT DATE means the commencement date set out in Item 1 of the Schedule;

         CONFIDENTIAL INFORMATION has the meaning given in clause 9(a);

         ENGAGEMENT means the engagement of the Consultant under this Agreement;

         FACEBOOK APPLICATIONS BUSINESS means the business of developing and operating the Facebook applications: "Peel a Meal", "Brimmies Super Cups" and "Pop the Top", to be acquired by the Company;

         IMMEDIATE EDGE BUSINESS means the online education and training business in internet marketing and small business start up, to be acquired and operated by the Company pursuant to the Immediate Edge Business and Assets Acquisition Agreement;

         IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT means the business and assets acquisition agreement between the Consultant and the Company to be entered into on or about the date of this Agreement pursuant to which the Company will acquire the Immediate Edge Business from the Consultant;

         INTELLECTUAL PROPERTY means:

         (a)      copyright;

         (b) all rights conferred under statute, common law or equity in relation to inventions (including patents);

         (c)      registered and unregistered trademarks;

         (d)      registered and unregistered designs;

         (e)      circuit layouts; and

         (f) all other agreed rights resulting from intellectual activity in the industrial and mining fields;

         MONTH means calendar month;

         PRINCIPAL  PLACE OF WORK means the  principal  place of work set out in
         Item 3 of the Schedule;

         REASONABLE ADDITIONAL HOURS means hours in excess of normal working hours but such that the total number of hours worked per week does not exceed 48 hours in any given week;

         REMUNERATION means the remuneration package, including the Service Fees, non fee payments and benefits (for the avoidance of doubt this does not include performance-based bonuses referred to in clause 4.2) provided to the Consultant in accordance with clause 4, set out in Item 6 of the Schedule;

         SERVICE FEES means the service fees set out in Item 5 of the Schedule;

         SERVICES means the services provided by the Consultant to the Company in accordance with the terms of this Agreement, details of which are set out in Item 4 of the Schedule to this Agreement; and

CONSULTANCY AGREEMENT                                               HWL EBSWORTH
--------------------------------------------------------------------------------


         TERM means the term set out in Item 2 of the Schedule.

1.2      INTERPRETATION

         In this Agreement, unless the context otherwise requires:

         (a)      the singular includes the plural and vice versa;

         (b)      a reference to gender includes both genders;

         (c) the word "person" means a natural person and any association, body or entity whether incorporated or not;

         (d) headings in this Agreement are for convenience only and do not affect its interpretation or construction;

         (e) a reference to writing includes any communication sent by post, fax or e-mail transmission;

         (f) where any word or phrase is defined, any other part of speech or other grammatical form of that word or phrase has a cognate meaning;

         (g) a reference to any statute, proclamation, rule, code, regulation or ordinance includes any amendment, consolidation, modification, re-enactment or reprint of it or any statute, proclamation, rule, code, regulation or ordinance replacing it;

         (h) a reference to US DOLLARS or USD or US$ is a reference to the lawful tender of the United States of America;

         (i) a reference to AUSTRALIAN DOLLARS or AUD or A$ is a reference to the lawful tender of the Commonwealth of Australia;

         (j)      a reference to time refers to time in England;

         (k) mentioning anything after "include", "includes" or "including" does not limit what else might be included;

         (l) no rule of construction applies to the disadvantage of a party because this Agreement is prepared by (or on behalf of) that party;

         (m) a reference to any thing is a reference to the whole and each part of it;

         (n) a reference to a group of persons is a reference to all of them collectively and to each of them individually;

         (o) any direction, approval, discretion or decision given, exercised or made by the Board under this Agreement will be deemed to be a direction, approval, discretion or decision given, exercised or made by the Company pursuant to an irrevocable authority given to the Board by the Company to act for and on its behalf; and

         (p) any direction, approval, discretion or decision given, exercised or made by the Chairman under this Agreement will be deemed to be a direction, approval, discretion or decision given, exercised or made by the Company pursuant to an irrevocable authority given to the Chairman by the Board to act for and on behalf of the Company.

CONSULTANCY AGREEMENT                                               HWL EBSWORTH
--------------------------------------------------------------------------------


2.       ENGAGEMENT AND PLACE OF WORK
--------------------------------------------------------------------------------

2.1      ENGAGEMENT

         The Company engages the Consultant to:

         (a) provide the Services to the Company and the 30DC Group for the Term unless the Engagement is terminated by either party in accordance with the terms of this Agreement;

         (b) serve the Company in such additional offices or capacities as may be assigned to him by the Board from time to time consistent with the Services; and

         (c) report to the Board or to such other persons as the Board may nominate from time to time.

2.2      PRINCIPAL PLACE OF WORK

         The Company acknowledges and agrees that the Consultant shall perform the Services at the Principal Place of Work or such other place nominated by him provided he is able to perform the Services as determined by the Board.

3.       COMMENCEMENT
--------------------------------------------------------------------------------

         The Consultant will commence work on the Commencement Date.

4.       REMUNERATION AND REVIEW
--------------------------------------------------------------------------------

4.1      REMUNERATION

         (a) The Company will pay the Remuneration to the Consultant as remuneration for his services.

         (b) The Remuneration will comprise the Service Fees and other entitlements as set out in Item 6 of the Schedule and shall otherwise be adjusted in accordance with this Agreement.

         (c) Subject to clause 4.1(d), the Consultant will be entitled to receive the Remuneration wholly by way of service fees or partly by way of service fees and partly by way of such other benefits as the Company may lawfully provide to him, as the Consultant may elect from time to time consistent with the policy of the Company on such matters, provided that the cost to the Company, including any applicable tax, does not exceed the Remuneration.

         (d) The Service Fees will be paid to the Consultant monthly in arrears, on or before the 15th day of each Month following the Month for which the payment is made, apportioned, if necessary on a daily basis, or as otherwise agreed between the parties in writing.

         (e) The Remuneration is consideration to the Consultant for all time worked or time off in lieu of time worked, as such, the Consultant is not entitled to additional payment for Reasonable Additional Hours worked, or time off in lieu of Reasonable Additional Hours worked.

CONSULTANCY AGREEMENT                                               HWL EBSWORTH
--------------------------------------------------------------------------------


4.2      TAX

         (a) Where the Consultant is a bona fide self-employed person he shall be solely responsible for making all his own returns and deductions with regard to tax and national insurance in respect of the Remuneration and the Consultant agrees to indemnify the Company in respect of any and all claims that may be made by the relevant authorities against the Company in respect of tax and national insurance.

         (b) Where the Consultant is not a bona fide self-employed person, invoices should quote the Consultant's national insurance number. In this instance national insurance and income tax at standard rates will be deducted by the Company before payment is made. If the Consultant's personal tax liability is at a higher rate then he must notify the Inland Revenue accordingly.

4.3      PERFORMANCE BONUS

         In addition to the Remuneration, the Board and the Consultant will agree upon milestones for bonus achievement. The actual bonus amount and the method of payment will be determined by the Board in its absolute discretion, details of which are set out in Item 7 of the Schedule.

4.4      REVIEW

         (a) The Remuneration will be subject to annual review by the Board. At each review, the Remuneration will be reviewed having regard to such matters as the responsibilities of the Consultant, the performance of the Immediate Edge Business, the performance of the Company, the performance of the Consultant, the remuneration available outside the 30DC Group for persons with responsibilities and experience equivalent to those of the Consultant and who provide services similar to the Services and the benefits which have accrued and will accrue to the Consultant under this Agreement. At each review the Remuneration may be increased by such amount as the Board may determine and any such increase will take effect on the date determined by the Board.

         (b) The Consultant may, at any time in writing, request that the Remuneration be varied. The Company may after a full investigation into performance agree to the variation of the Remuneration and the terms of this Agreement shall be altered accordingly.

         (c) The Company shall not unreasonably refuse a request for variation of the Remuneration. However, it shall not be unreasonable for the Company to refuse such a request where the request is made sooner than six Months after an earlier agreement has been reached between the parties in relation to the Remuneration. (d) In the event that there is a change in the cost of the other entitlements provided to the Consultant arising from any cause whatsoever, the Company shall have the right after notification to the Consultant to alter the terms of the Agreement accordingly.

5.       EXPENSES AND OTHER ENTITLEMENTS
--------------------------------------------------------------------------------

5.1      REIMBURSEMENT OF EXPENSES

         The Company will reimburse the Consultant for all reasonable business class travel, hotel, entertainment, home telephone, internet and other expenses properly incurred by him in the provision of the Services provided that the Consultant must produce to the Chairman such records and receipts verifying those expenses as the Chairman may reasonably request in accordance with the Company's policy in this regard from time to time.

5.2      OTHER ENTITLEMENTS

         Without limiting clause 5.1 in any way, the Consultant will also be entitled to:

         (a) use a Company credit or debit card linked to a designated expense account for such expenses as are reasonably incurred by the Consultant in the performance of the Services provided that such expenses are supported by appropriate receipts; and

         (b) an appropriate level of coverage for a senior executive under the Company's director's and officer's insurance.

5.3 ENTITLEMENT OF THE CONSULTANT ON THE OCCURRENCE OF A TAKEOVER EVENT OR TRADE SALE

         (a)      For the purposes of this clause 5.3:

                  (i) a TAKEOVER EVENT occurs if, at any time during the Term, an off-market bid, a market bid, scheme of arrangement or offer or invitation is made to all shareholders of the Company to purchase or otherwise acquire shares from them within a specified period and the bid, scheme or offer becomes unconditional, and:

                           (A) the offeror has at least 50% of the voting power in the Company; or

                           (B) the directors issue a statement recommending that the bid, scheme or offer (as the case may be) be accepted or approved by shareholders of the Company; and

                  (ii)     TRADE SALE means a sale of:

                           (A)      the  main  operating   subsidiaries  of  the
                                    Company;

                           (B)      all or a substantial part of the 30DC Group;
                                    or

                           (C) all or substantially all of the assets of the Company,

                          during the Term.

         (b) Notwithstanding the provisions of clause 11.1, if a Trade Sale or a Takeover Event occurs and this Agreement is effectively terminated, then in addition to any other entitlements due to the Consultant in accordance with the terms of this Agreement, the Consultant will be entitled to:

                  (i) be paid a lump sum equal to at least the total of all amounts that, if the Agreement had continued until the end of the Term, the Company would have become liable to pay to the Consultant because of the Agreement continuing during that period; and

                  (ii) be issued with that number of shares in the Company comprising 50% of the Service Fees.

6.       PERFORMANCE OF SERVICES
--------------------------------------------------------------------------------

         (a)      During the course of the Engagement, the Consultant:

                  (i) will carry out the Services to his best reasonable skill and ability and in so doing he must use his best endeavours to further the prosperity and enhance the reputation of the Company and the 30DC Group and must comply with all lawful orders and instructions given to him by the Board; and

                  (ii) must not, without the prior written consent of the Board, directly or indirectly be engaged or interested in any other business activity competing with that of the 30DC Group but this will not preclude the Consultant from holding or acquiring not more than 5% of the shares or securities of any corporation officially listed on any recognised stock exchange or holding or acquiring any real property by way of passive personal investment which holding or acquisition is not inconsistent with the intent of the foregoing provisions of this clause.

         (b) Unless absent on leave as provided under this Agreement or through illness or injury, during the course of the Engagement the Consultant must devote the whole of his time and attention during normal working hours and at such other times as may be reasonably necessary to the provision of the Services and to the business of the 30DC Group.

         (c)      The Consultant acknowledges that:

                  (i)      the   Remuneration   includes  a  provision  for  the
                           Reasonable Additional Hours which the Consultant may be required to work; and

                  (ii) he has no further entitlement to pay or time off in lieu for all such Reasonable Additional Hours worked by him.

         (d) The Consultant must undertake such travel during the course of the Engagement as the Company may reasonably require from time to time.

         (e)      In addition to the above provisions the Consultant must:

                  (i) carry out all lawful and reasonable instructions given to the Consultant by the Board in relation to the Services;

                  (ii) serve the Company and the 30DC Group faithfully, efficiently and diligently and exercise all due care and skill in the performance of the Services;

                  (iii) refrain from acting or giving the appearance of acting contrary to the interests of the Company and the 30DC Group;

                  (iv) not solicit or attempt to persuade any clients of the Company and the 30DC Group to use the services of any other business;

                  (v) keep confidential all raw data and trade secrets the Consultant acquires during the Engagement with the Company and the 30DC Group, including techniques, product information, client lists and any other information which is confidential to the Company and the 30DC Group; and

                  (vi) carry out any other duties reasonably required by the Company and the 30DC Group to the best of the Consultant's skills and abilities.

         (f)      Each of the Company and the  Consultant  will act towards each
                  other  with  respect  to  this   Agreement   and  all  matters
                  incidental to it in good faith.

7.       Policies and procedures
--------------------------------------------------------------------------------

         (a) The Company, in order to comply with its legal obligations best practice, will from time to time introduce policies and procedures with respect to, for example, workplace surveillance (including email and internet usage), anti-discrimination, equal employment opportunity and occupational health and safety.

CONSULTANCY AGREEMENT                                               HWL EBSWORTH
--------------------------------------------------------------------------------


         (b) The Consultant agrees to read and become familiar with such policies and procedures and comply with them and encourage others to do likewise.

         (c)      These  policies  and  procedures  do not  form  part  of  this
                  Agreement  and  are  not  incorporated   into  the  terms  and
                  conditions of the Engagement with the Company.

         (d) A policy or procedure introduced by the Company may contain provisions to redress breach of that policy. Steps taken by the Company to redress breach of a policy or procedure by the Consultant may include warning or termination.

8.       Intellectual Property
--------------------------------------------------------------------------------

         (a) All rights of any nature in relation to Intellectual Property developed or created by the Consultant using the Company's resources, on the Company's premises or in the course of the Engagement, whether such Intellectual Property was created during business hours or not, will vest in the Company upon creation, and the Consultant will have no claim to or interest of any nature in such Intellectual Property, unless otherwise agreed in writing by the Consultant and the Company.

         (b) Notwithstanding clause 8(a), and to the extent possible, the Consultant shall assign to the Company all present and future rights in relation to Intellectual Property developed or created by the Consultant using the Company's resources, on the Company's premises or in the course of the Engagement.

         (c)      The assignment in clause 8(b) is:

                  (i)      without restriction as to use or territory;

                  (ii)     in perpetuity; and

                  (iii)    effective   without  any   further   payment  to  the
                           Consultant, whether by way of royalty or otherwise, in consideration for the assignment.

         (d) The Consultant must do all things necessary to give effect to this assignment.

         (e) The Consultant gives consent to the Company for all acts or omissions (whether occurring before or after the date of this Agreement) made in relation to any work created during the course of the Engagement, which would otherwise be an infringement of the Consultant's moral rights in the relevant work.

9.       CONFIDENTIALITY
--------------------------------------------------------------------------------

         (a) During the Engagement and at all times after the termination of the Engagement, the Consultant must not, except:

                  (i)      in the proper course of his duties;

                  (ii)     as may be required by law; or

                  (iii)    with the prior consent in writing of the Chairman,

                  divulge or disclose to any other person, firm or corporation any confidential information relating to the Company or the 30DC Group, being specifically any raw data, technology, or process which is confidential or of a sensitive nature and not already in the possession of the Consultant prior to the Engagement or in the public domain, or any trade secrets of which he may become possessed whilst employed in any way whatsoever by the Company (collectively referred to as the CONFIDENTIAL INFORMATION).

CONSULTANCY AGREEMENT                                               HWL EBSWORTH
--------------------------------------------------------------------------------


         (b) The Consultant must not use or attempt to use the Confidential Information in any manner which will or may cause or be calculated to cause injury or loss to the Company or the 30DC Group.

         (c)      During the Term, the Consultant  must use his best  endeavours
                  to  prevent  the   unauthorised   disclosure  of  any  of  the
                  Confidential Information by or to third parties.

         (d) The provisions of clauses 9(a) and 9(b) of this Agreement will continue to apply after termination of the Engagement without limitation in point of time but will cease to apply to information or knowledge which may come into the public domain, other than by breach by the Consultant of this Agreement.

         (e) Since any breach of the provisions of clauses 9(a), 9(b) and 9(c) of this Agreement may diminish the value of the Confidential Information, the Consultant acknowledges that the Company, for itself and on behalf of the 30DC Group, will be entitled to equitable relief, including but not limited to injunctive relief and specific performance, without showing or proving actual damages sustained by the Company or the 30DC Group and the Consultant also acknowledges that the Company and the 30DC Group will also be entitled to money damages.

10.      CONFLICT OF INTEREST
--------------------------------------------------------------------------------

         (a) The Consultant must at the earliest opportunity, disclose in writing to the Board any financial, legal, professional or personal interest that may conflict with the provision of the Services and the conduct of his duties or responsibilities under this Agreement or with the business of the Company and the 30DC Group.

         (b) The Consultant may, with the prior written consent of the Board, engage in activities outside the Engagement where:

                  (i) the Consultant's involvement in such activities does not affect the provision of the Services;

                  (ii)     there is no conflict of interest;

                  (iii)    there is no inconvenience to the Company; and

                  (iv) no Company property or resources are used for such activities without express permission of the Board.

11.      TERMINATION
--------------------------------------------------------------------------------

11.1     RESTRICTION ON TERMINATION

         Subject to the provisions of clause 11.2, this Agreement may not be terminated by either party during the 24 Month period commencing on the Commencement Date.

11.2     BY THE COMPANY WITHOUT NOTICE

         (a) Where the Board decides to terminate the Agreement for reasons specified in this clause, it may do so by giving notice effective forthwith and without payment of any fees, allowances or incentives of any nature, other than as accrued to the date of termination. Termination without notice may occur in circumstances where the Consultant:

                  (i) is or becomes incapacitated by illness or injury from performing the Services for a period of not less than three consecutive Months or any periods aggregating not less than three Months in any period of 12 Months;

CONSULTANCY AGREEMENT                                               HWL EBSWORTH
--------------------------------------------------------------------------------


                  (ii)     is guilty of any serious or wilful misconduct;

                  (iii) is charged with any criminal offence which in the reasonable opinion of the Board brings the
                           Consultant, the Company or the 30DC Group into serious disrepute;

                  (iv) becomes prohibited by law from becoming or holding office as a director;

                  (v) is or becomes bankrupt or makes a composition or arrangement with his creditors generally or takes advantage of any statute for the relief of insolvent debtors;

                  (vi) is or becomes of unsound mind or a person whose person or estate is liable to be dealt with under any law relating to mental health; or

                  (vii) fails to carry out any provision of this Agreement (the onus of proof of which, upon the balance of probabilities, will rest with the Company) and does not remedy that failure within seven days after written notice to the Consultant requiring it to be remedied.

11.3     BY THE COMPANY WITH NOTICE

         Subject to clause 11.1, the Company may terminate the Agreement at any time by giving six Months' notice in writing to the Consultant.

11.4     BY THE CONSULTANT WITH NOTICE

         Subject to clause 11.1, the Consultant may terminate the Agreement at any time by giving six Months' notice in writing to the Company. If the Consultant does not give the required period of notice then the Company may withhold money equivalent to the Remuneration for the shortfall in the required period of notice, on the basis that amount be forfeited by the Consultant to the Company.

11.5     CONSEQUENCES OF TERMINATION

         Where either the Consultant or the Company gives notice of termination of the Agreement, on the date that notice is given or at any time after that during the currency of the notice, the Company will pay the Consultant a lump sum equal to at least the total of all amounts that, if the Engagement had continued until the end of the required period of notice, the Company would have become liable to pay to the Consultant because of the Engagement continuing during that period. If the Company makes that payment then the Agreement terminates on tender by the Company to the Consultant of that lump sum.

11.6     BOARD REACTION TO TERMINATION

         If at any time either the Company or the Consultant gives the other notice of termination of the Agreement, the Board will immediately be entitled to:

         (a) appoint, with effect from such date as may be designated by the Board, another person to undertake, as successor to the Consultant, the performance of the Services and the duties and responsibilities that were being carried out by the Consultant immediately prior to the date upon which any such notice of termination is given; and

         (b) require the Consultant to assist any person appointed as his successor to perform the Services and to perform all such tasks and provide all such assistance to the successor as the Board may deem necessary and for such period within the six Month period of notice as the Board may determine to ensure an orderly handover of the Consultant's duties and responsibilities to the successor.

11.7     RETURN OF COMPANY PROPERTY

         The Consultant expressly covenants that he shall immediately upon the termination of the Agreement deliver up to the Company all correspondence, documentation, specifications, papers, records (including for the avoidance of doubt all records held in electronic format) and all other property of the 30DC Group which may be in his possession or under his control and the Consultant warrants that no copies of any such correspondence, documentation, specifications, papers, records or other property shall be retained by him.

CONSULTANCY AGREEMENT                                               HWL EBSWORTH
--------------------------------------------------------------------------------


12.      REAPPOINTMENT
--------------------------------------------------------------------------------

12.1     REAPPOINTMENT

         Subject to clause 12.2:

         (a) at least six Months prior to the expiration of the Term, the Company and the Consultant shall confer with the view to reaching agreement as to whether the Consultant shall be re-appointed for a further term, and if so, on the terms for re-appointment; and

         (b) each party shall advise the other no later than four Months (or such other period as may be agreed in writing) prior to the expiration of the Term of their decision regarding re-appointment pursuant to clause 12.1(a).

12.2     FURTHER AGREEMENT

         Upon agreement in relation to re-appointment of the Consultant in accordance with this clause 12:

         (a) the Consultant shall enter a further agreement on termination or completion of this Agreement;

         (b) the continued service of the Consultant shall be recognised under the new agreement so as to avoid any break of service; and

         (c) any accrued or pro-rata entitlements shall be carried forward into the new agreement.

13.      GRIEVANCE AND DISPUTE RESOLUTION PROCEDURE
--------------------------------------------------------------------------------

13.1     DISPUTE

         If any dispute arises out of this Agreement (DISPUTE), a party to the Agreement must not commence any court or arbitration proceedings unless the parties to the Dispute have complied with the following provisions of this clause 13, except where a party seeks urgent interlocutory relief.

13.2     NOTICE OF DISPUTE

         A party to this Agreement claiming that a Dispute has arisen out of or in relation to this Agreement must give written notice (NOTICE) to the other party to this Agreement specifying the nature of the Dispute.

CONSULTANCY AGREEMENT                                               HWL EBSWORTH
--------------------------------------------------------------------------------


13.3     DISPUTE RESOLUTION

         If the parties do not agree within seven days of receipt of the Notice (or such further period as agreed in writing by them) as to the:

         (a) dispute resolution technique (e.g. expert determination) and procedures to be adopted;

         (b)      timetable for all steps in those procedures; and

         (c) selection and compensation of the independent person required for such technique,

         the parties must mediate the Dispute in accordance with the mediation rules of English law and the mediator will be selected by the English courts.

14.      NOTICES
--------------------------------------------------------------------------------

         (a) A party must ensure that a notice it sends under this Agreement is in writing.

         (b) Subject to the requirements for service in any relevant legislation, a notice is deemed to be given:

                  (i)      if sent by hand, at the time of delivery;

                  (ii) if sent by facsimile transmission, at the time recorded on the transmission report;

                  (iii) if sent by e-mail, subject to the sending party receiving proof of a successful transmission, on the Business Day it is sent;

                  (iv) if the notice is sent by prepaid post, seven Business Days after posting; and

                  (v) if the notice is sent by registered mail, seven Business Days after the sender sends the notice.

         (c)      Clause 14(b)(ii) does not apply if:

                  (i) the intended recipient promptly informs the sender that the transmission was received in an incomplete or garbled form; or

                  (ii) the transmission report of the sender indicates a faulty or incomplete transmission.

         (d) If delivery or receipt is not on a Business Day or if receipt is later than 5.00 pm, local time at the place of delivery, then the notice is deemed to have been delivered and received on the next Business Day.

         (e) Subject to clause 14(g), a party must address a notice as follows:

         If to the Consultant:

                   Address:            Dan Raine
                                       7 Norman Road
                                       Runcorn, Cheshire WA7 SPE
                                       United Kingdom
                   Email:              DAN@WURANGA.COM
                   Attention:          Dan Raine

CONSULTANCY AGREEMENT                                               HWL EBSWORTH
--------------------------------------------------------------------------------



         If to the Company:

                   Address:            30DC, INC.
                                       69 Ardmillan Road
                                       Moonee Ponds  VIC  3039
                                       AUSTRALIA
                   Facsimile:          +61 8 8338 4099
                   Email:              RANDALL.EWENS@CORPORATELOGIC.COM.AU
                   Attention:          Randall Ewens

         (f) A party must notify the other party that it has changed its address.

         (g) A party must send a notice to the other party's last notified address.

         (h)      Despite   anything  in  this  clause  14,  a  party  does  not
                  effectively send a notice if that party knows that the intended recipient will not see the notice for the whole or a substantial part of the period in the notice.

15.      GENERAL PROVISIONS
--------------------------------------------------------------------------------

15.1     GOVERNING LAW

         This Agreement is governed by the laws of England and the parties agree to submit to the non-exclusive jurisdiction of the English courts.

15.2     ENTIRE AGREEMENT

         (a) This Agreement contains the entire understanding between the parties in relation to its subject matter.

         (b) There are no express or implied conditions, warranties, promises, representations or obligations, written or oral, in relation to this Agreement other than those expressly stated in it or necessarily implied by law.

15.3     NO PARTNERSHIP OR EMPLOYMENT

         (a) Nothing in this Agreement is intended to create a partnership between the Consultant and the Company.

         (b)      This  Agreement  does  not  constitute  the   relationship  of
                  employee and employer between the Consultant and the Company.

15.4     COSTS AND DUTY

         (a) The Company will pay the costs connected with the negotiation, preparation and execution of this Agreement.

         (b) The Company must pay all stamp duty and other government imposts payable in connection with this Agreement and all other documents and matters referred to in this Agreement when due.

CONSULTANCY AGREEMENT                                               HWL EBSWORTH
--------------------------------------------------------------------------------


15.5     NO RELIANCE

         The Consultant acknowledges that the Consultant has entered into this Agreement without relying on any representation by the Company.

15.6     NO WAIVER

         (a) No failure, delay, relaxation or indulgence by a party in exercising any power or right conferred upon it under this Agreement will operate as a waiver of that power or right.

         (b) No single or partial exercise of any power or right precludes any other or future exercise of it, or the exercise of any other power or right under this Agreement.

15.7     SEVERABILITY

         If any provision of this Agreement is invalid, void or unenforceable, all other provisions which are capable of separate enforcement without regard to an invalid, void or unenforceable provision are and will continue to be of full force and effect in accordance with their terms.

15.8     BINDING NATURE

         This Agreement binds and inures for the benefit of the parties, their respective successors (including, in the case of natural persons, their legal personal representatives) and permitted assigns.

15.9     NO VARIATION

         This Agreement may not be varied except by written instrument executed by the parties.

15.10    NO ASSIGNMENT

         The Consultant may not without the prior written consent of the Company assign or encumber all or any part of his rights under this Agreement or attempt or purport to allow another person to assume the Consultant's obligations under this Agreement.

15.11    COUNTERPARTS

         (a) The parties may execute this Agreement in two or more counterparts.

         (b)      The parties deem that each counterpart is an original.

         (c)      All counterparts together constitute one instrument.

15.12    EXTENT THAT THE LAW PERMITS

         The terms of this Agreement apply to the extent the law permits.

15.13    SPECIFIC PERFORMANCE

         The parties agree that:

         (a)      damages for breach of this Agreement are inadequate; and

         (b) a party is entitled to specific performance or injunctive relief or both.

15.14    CUMULATIVE RIGHTS

         A party's rights under this Agreement are in addition to the rights of the parties at law.


CONSULTANCY AGREEMENT                                                                                 HWL EBSWORTH
------------------------------------------------------------------------------------------------------------------

                                               SCHEDULE


ITEM 1                              June 2009
Commencement Date

ITEM 2                              The period of three years from the Commencement Date
Term

ITEM 3                              7 Norman Road, Runcorn, Cheshire WA7 SPE, United Kingdom
Principal Place of Work

ITEM 4                              The services provided by the Consultant will include:
Services
                                    1.       devoting  his time and  attention,  including  during the  Company's normal  business  hours,  to the  business and to the conduct of the affairs of the Immediate Edge Business,  the Company and the rest of the 30DC Group, as he may be directed;

                                    2.       using his best and  reasonable  efforts to promote the  interests of the  Immediate  Edge  Business,  the  Company,  the rest of the 30DC
                                             Group and  associated  entities to aid the  profitable  operation of the Immediate  Edge  Business,  the Company and the rest of the 30DC
                                             Group;

                                    3.       reporting to the Board of the Company; and

                                    4.       leading and  managing the  day-to-day  operations  of the  Immediate
                                             Edge  Business as the Company may direct and any other  related work that shall reasonably be requested by the Board.



ITEM 5                              US$
Service Fees

ITEM 6                              US$250,000  + US$   + US$   =
Remuneration                        US$

                                    1.       If the  revenue  of the  30DC  Group  in any  year of the  Agreement
ITEM 7                                       calculated from the Commencement Date is doubled,  the Company shall
Performance bonus                            issue  to the  Consultant  that  number  of  shares  in the  Company comprising 50% of the Service Fees.

                                    2.       The  Consultant  will  be  entitled  to  participate  in any  senior executive  stock  option  plan adopted  by the Company on listing on the OTC Bulletin Board.

                                    3.       The  Consultant   will  be  entitled  to  other  such  benefits  and
                                             incentive payments,  as may be deemed appropriate by the Company and the 30DC Group

EXECUTED AS AN AGREEMENT


SIGNED SEALED AND DELIVERED for and on behalf of      )
30DC, INC. by authority of the directors in the       )
presence of:                                          )

/s/ Clinton Carey                               /s/ Edward Dale
..........................................       ................................
Secretary/Director                              Director

Clinton Carey                                   Edward Dale
..........................................       ................................
Name (please Print)                             Name (please Print)




SIGNED by DAN RAINE in the presence of:     )
                                            )



                                                /s/ Dan Raine
..........................................       ................................
Signature of Witness                            Signature of DAN RAINE

                                                7 Norman Road, Runcorn,
                                                Cheshire WA7 SPE, United Kingdom
..........................................       ................................
(Print) Name of Witness                         Address